EXHIBIT 10.9
                               SEVERANCE AGREEMENT
                               -------------------



     This Severance Agreement (this "Agreement") is entered into as of the 17th day of September, 1999, by and among Thomas M. Harrison (hereinafter "Harrison"), American Bingo & Gaming Corp., a Delaware corporation (hereinafter "ABG"), and Darlington Music Co., Inc., a South Carolina corporation and a subsidiary of ABG (hereinafter "DMC").

     WHEREAS,  Harrison  is  an  employee  of  DMC;

     WHEREAS, Harrison, DMC and ABG have made a collective determination that, subject to certain terms of separation being agreed to among Harrison, DMC and ABG, it may be in the best interest of Harrison, DMC and ABG for Harrison to resign from all positions held with ABG and its subsidiaries; and

     NOW, THEREFORE, in consideration of the mutual promises contained herein and the terms set forth below, the parties agree as follows:

1.     Resignation.  Harrison  hereby  resigns  from  any and all positions held
       -----------
with  ABG  and  its  subsidiaries.

2.     Employment  Agreement.  The Employment Agreement between Harrison and DMC
       ---------------------
dated December 18, 1997, as amended February 25, 1998 (the "Employment Agreement"), is hereby terminated.

In connection with the termination of the Employment Agreement, Harrison and DMC agree that the nondisclosure and noncompete provisions contained in Article 8 of the Employment Agreement shall survive the termination of Harrison's employment as provided for in Section 8.7 of the Employment Agreement. However, the terms of the nondisclosure and noncompete provisions contained in Article 8 of the Employment Agreement shall be modified in two respects. First, the term "Restricted Period" as defined in Section 8.3 of the Employment Agreement is amended to read in its entirety as follows: "For the purpose of this Agreement, the "Restricted Period" means the period from September 17, 1999 through September 17, 2002." Second, the noncompete provisions are hereby amended such that Harrison is not prohibited from promoting, operating, managing, or conducting any video gaming business which operates only machines identified under Section 12-21-2720(A)(1), Section 12-21-2720(A)(2) or Section 12-21-2730
of the South Carolina Code of Laws. The intent of this modification and amendment of the noncompete provision contained in Article 8 of the Employment Agreement is to allow Harrison to own, operate and manage the machines which he is acquiring from DMC and ABG which are set forth on Exhibit A attached hereto. Furthermore, the parties hereto agree that Harrison shall have the right to place any of the machines set forth on Exhibit A in any location in which ABG or any of its subsidiaries has placed video gaming machines in the event Harrison can reach agreement with the owner and/or operator of the respective location. ABG expressly agrees that it, and its subsidiaries, will waive any condition of the respective Coin Machine Agreement with the owner/operator of any such location such that the placement of such machines by Harrison in the location will not violate any prohibitions set forth in such Coin Machine Agreement.

As provided in Section 2.3 of the Employment Agreement, DMC acknowledges that the balance due, including accrued interest thereon, on the Promissory Note dated February 24, 1998, by and between DMC and Harrison is hereby forgiven in full and any obligation of Harrison to make further payments of principal and/or interest to DMC pursuant to the Promissory Note is hereby terminated and forgiven.

3.     Severance Payment.  ABG does hereby agree, as a severance payment, (i) to
       -----------------
pay to Harrison $76,700 and (ii) to transfer to Harrison the property specified on Exhibit A attached hereto, no later than two business days following the date of this Agreement. The parties further agree that Harrison shall not receive, and shall not be entitled to receive, any further severance or other payments or benefits, with the expressed exception of the contribution to Harrison's account under the DMC Profit Sharing Plan #1 accrued for the year ending August 31, 1999, which will be paid pursuant to the terms of the Employment Agreement.

4.     Confidentiality.  Harrison  hereby  acknowledges,  represents  and agrees
       ---------------
that he will maintain the confidentiality of all information obtained regarding ABG and its subsidiaries, including but not limited to their operations, management, financial matters, plans and other material data, and that he will not in any fashion, form or manner, either directly or indirectly, divulge, disclose or communicate to any person, firm, corporation or other business entity, in any manner whatsoever, any such confidential information concerning ABG or its subsidiaries. However, Harrison may disclose any information required by law to be disclosed by Harrison after Harrison has notified ABG of such requirement and given ABG the opportunity to review the information to be disclosed.

5.     Harrison  Global  Release.  ABG  and  its  subsidiaries  hereby  release
       -------------------------
Harrison from any and all past, present or future claims, demands, actions, causes of action, costs, judgments, expenses, attorney's fees, damages and all liabilities whatsoever at law or in equity, whether known or unknown, that ABG and its subsidiaries may have, claim to have, or have ever had, against Harrison arising from any and all causes of action, whether intentional, wanton, reckless, malicious, negligent, grossly negligent, or inadvertent, in contract or in tort. In this regard, the parties to this Agreement intend for the release provided by this Agreement to cause, to the fullest extent permitted by law and at equity, the complete and final discharge and extinguishing of all claims and causes of action against Harrison, whether known or unknown, involving the parties hereto, for all time up to and including the date of this Agreement. ABG agrees to indemnify and hold Harrison harmless from and against any and all costs, judgments, expenses, attorney's fees, damages or liabilities whatsoever relating to any and all claims that may be brought against Harrison in connection with his position as an employee of DMC, and his position as an officer and/or director of any subsidiary of ABG, to the fullest extent authorized by Delaware law.

6.     ABG Release.  Harrison hereby releases ABG and its officers and directors
       -----------
and the subsidiaries of ABG and their officers and directors from any and all past, present or future claims, demands, actions, causes of action, costs, judgments, expenses, attorney's fees, damages and all liabilities whatsoever at law or in equity, whether known or unknown, that he may have, claim to have, or have ever had, against ABG and its officers and directors and the subsidiaries of ABG and their officers and directors arising from any and all causes of action, whether intentional, wanton, reckless, malicious, negligent, grossly negligent, or inadvertent, in contract or in tort. In this regard, the parties to this Agreement intend for the release provided by this Agreement to cause, to the fullest extent permitted by law and at equity, the complete and final discharge and extinguishing of all claims and causes of action against ABG and its officers and directors and the subsidiaries of ABG and their officers and directors, whether known or unknown, involving the parties hereto, for all time up to and including the date of this Agreement.

7.     DMC  Profit  Sharing  Plan  #1.  The parties hereto agree that nothing in
       ------------------------------
this Agreement shall change, alter or affect the enforcement of the rights and obligations of the parties under the DMC Profit Sharing Plan #1.

8.     Governing  Law.  This  Agreement  shall  be governed by and construed and
       --------------
enforced  in  accordance  with  the  laws  of  the  State  of  South  Carolina.

9.     Severability.  If  any  provision of this Agreement or any portion of any
       ------------
provision of this Agreement is at any time deemed or declared void, voidable or unenforceable, then such provision or portion of such provision is severable from the remainder of this Agreement and the remainder of this Agreement shall be fully enforced.

10.     Further  Assurances.  The  parties  shall  from  time  to  time promptly
        -------------------
execute and deliver such further instruments, documents or papers and perform all acts necessary or proper to carry out and effect the terms and provisions of this Agreement.

11.     Counterparts  and Fax Signature Pages.  It is understood and agreed that
        -------------------------------------
this Agreement may be executed in duplicate counterpart originals, each of which shall be deemed an original for all purposes. Signatures need not be in original and a facsimile and/or copy bearing a copied or facsimile signature shall suffice as a binding signature for this Agreement.

12.     Supersedes  Prior  Agreements.  It  is  understood  and agreed that this
        -----------------------------
Agreement contains the entire agreement among the parties and supersedes any and all prior agreements and arrangements or understandings among the parties relating to the subject matter hereof. No oral understanding, statements, promises or inducements contrary to the terms of this Agreement exist. This Agreement cannot be changed or terminated orally.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


WITNESS:


     /s/  Richard  T.  Copeland               /s/  Thomas  M.  Harrison
-------------------------------               -------------------------------
                                              Thomas  M.  Harrison



WITNESS:                                 AMERICAN  BINGO  &  GAMING  CORP.


     /s/  Donna  Pugh                    By:  /s/  Daniel  W.  Deloney
-------------------------------               -------------------------------
                                              Daniel  W.  Deloney
                                              President


WITNESS:                                 DARLINGTON  MUSIC  CO.,  INC.


     /s/  Donna  Pugh                    By:  /s/  Daniel  W.  Deloney
-------------------------------               -------------------------------
                                              Daniel  W.  Deloney
                                              President

                                    EXHIBIT A

                                PROPERTY LISTING


[Exhibit A contains a listing of approximately 48 jukeboxes, 100 pool tables and 65 video games, none of which are video gaming machines of the type operated by the Company.]